UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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SCHEDULE 14A
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KushCo Holdings, Inc.
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The following communication was sent by KushCo Holdings, Inc. to its employees on July 16, 2021:

KushCo – Integration Update Email

Subject:     Merger Integration Update – Combined Company L3 Leadership
To:         KushCo Employees
From:         Nick Kovacevich
Date:         Friday, July 16, 2021

Dear fellow KushCo team members:

As part of our continued updates regarding our proposed merger with Greenlane, I wanted to provide an update on the next level of organizational appointments for the combined company.

As a reminder, you’ll continue to hear from me and other members of the leadership team on a regular basis until the merger is consummated, assuming that we receive the requisite stockholder approvals and all closing conditions are satisfied. While planning for integration is a critical activity, both companies are continuing to operate independently until the transaction is complete.

Leadership Update

We are thrilled to be making significant progress on consummating the merger as we continue to develop our combined team. As you already know, I will lead the combined company as Chief Executive Officer. Greenlane’s Bill Mote will serve as Chief Financial Officer, with Greenlane Co-Founder Aaron LoCascio serving as President and Greenlane Co-Founder Adam Schoenfeld serving as Chief Strategy Officer.

We complete the full leadership team with Michael Cellucci as President of Sales & Marketing, North America; Andrew Goodman as Senior Vice President of Packaging Sales; Rodrigo de Oliveira as Chief Operating Officer; Douglas Fischer as General Counsel; and Rhiana Barr as Chief People Officer. Additionally, we are looking to add two key leadership positions: (1) Chief Marketing Officer to provide focused leadership in Marketing and Brand Development, and (2) Chief Information Officer (reporting to Rodrigo de Oliveira, our Chief Operating Officer), to ensure we have the technology platform required to support and enable our expected growth.

Today, it is with great pleasure that I officially announce the next level of leadership (direct reports to the Executive leadership team) and who they will be reporting to for the combined company:

In Sales, we are ensuring we remain focused on the needs of our unique customers and will structure the team with a focus on CPG and Packaging as follows:

Michael Cellucci – President of CPG Sales & Marketing, North America

Reporting to Michael will be:

Dennis Lider – VP, Sales CPG

Andrew Goodman – SVP, Packaging Sales

Reporting to Andrew will be:

Phil McCutchen – Director of Sales
Tyler Carlson – Director of Sales

Ryan Lorenzen – Director of Sales
Molly Choi – Senior Director of Sales

Chief Marketing Officer – The following individuals will report to the CMO, once hired:

Mike Vandenstockt – VP, E-Commerce
Brian Stewart – SVP, Product
Josh Hoffman – VP, Product Development & Innovation
Ed Kilduff – President of Greenlane Design Studio

In the meantime, Brian Stewart will continue reporting to me, and the rest of the above leaders will report to Michael Cellucci.

Chief Information Officer – The following individuals will report to the CIO, once hired:

Ryan Selewicz – SVP, Technology
Javier Silva – VP, IT

In the meantime, Ryan Selewicz will report to Rodrigo de Oliveira, and Javier Silva will report to Aaron LoCascio until close.

Bill Mote – Chief Financial Officer

Reporting to Bill will be:

Kevin Michaud – VP, Corporate Controller
Dimas Correa – Director of Finance
Tiffany Sellers – Director of FP&A and Corp Development
Najim Mostamand – Director of Investor Relations
Matt Tolnick – Director of Strategy and Development

Rhiana Barr – Chief People Officer

Reporting to Rhiana will be:

Erin Nichols – Director of Human Resources
Florencia Pianna – HR Business Partner
Farrah St Juste – HR Business Partner
Krystine Pasco – Talent Acquisition Manager

Rodrigo de Oliveira – Chief Operating Officer.

Reporting to Rodrigo will be:

Calvin Coy – SVP, Strategic Procurement
Arlyn Rosa – SVP, Operations
Florence Bout – Senior Director of North American Operations
Chief Information Officer (pending confirmation)

Douglas Fischer – General Counsel

Reporting to Douglas will be:

Amir Sadr – General Counsel, KushCo
Dan Shapiro – Associate General Counsel
Nicole Livadas – Paralegal
Alysa Rivers – Senior Manager Compliance

This day marks another big step in the right direction, and we’re excited to continue planning our integration, which will combine our two companies into an ancillary powerhouse capable of serving the industry for many years to come!

As we move closer to the successful completion of the merger, we look forward to sharing the remaining layers of our organization.

Cheers,

Nick Kovacevich | KushCo Holdings, Inc. | CEO
6261 Katella Ave Ste 250, Cypress, CA 90630
nick@kushco.com | call/text: 714.462.1523
This electronic message contains information from KushCo Holdings, Inc. The contents may be privileged and confidential and are intended for the use of the intended addressee(s) only. If you are not an intended addressee, note that any disclosure, copying, distribution, or use of the contents of this message is prohibited. If you have received this e-mail in error, please contact me immediately.

[1] Greenlane is a NASDAQ listed public reporting company under ticker “GNLN”. KushCo is traded on the OTCQX market under ticker “KSHB”. This announcement shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. This announcement is qualified in its entirety by the text of the press release.
Cautionary Statement Regarding Forward-Looking Statements
This communication includes forward-looking statements. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. These statements are based on management’s current expectations, beliefs and assumptions. While KushCo’s management believes the assumptions underlying the forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;

(2) the outcome of any legal proceedings that may be instituted against the parties and others following announcement of the Merger Agreement; (3) the inability to consummation the proposed merger due to the failure to obtain the requisite stockholder approvals or the failure to satisfy other conditions to completion of the proposed merger; (4) risks that the proposed transaction disrupts current plans and operations of KushCo and/or Greenlane; (5) the ability to recognize the anticipated benefits of the proposed merger; and (6) the amount of the costs, fees, expenses and charges related to the proposed merger; and the other risks and important factors contained and identified in KushCo’s and Greenlane’s filings with the SEC, such as their respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2020, any of which could cause actual results to differ materially from the forward-looking statements in this communication.
There can be no assurance that the proposed merger will in fact be consummated. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this communication. Neither KushCo nor Greenlane is under any duty to update any of these forward-looking statements after the date of this communication, nor to conform prior statements to actual results or revised expectations, and neither KushCo nor Greenlane intends to do so.
Important Information for Investors and Stockholders
In connection with the proposed merger, Greenlane has filed with the SEC a registration statement on Form S-4 (File No. 333-256582) (as amended, the “Registration Statement”) that was declared effective by the SEC on July 2, 2021..The Registration Statement includes a joint proxy statement of Greenlane and KushCo that also constitutes a prospectus of Greenlane. The definitive joint proxy statement was mailed to KushCo stockholders on or about July 6, 2021. Greenlane and KushCo also plan to file other relevant documents with the SEC regarding the proposed merger. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
Investors and security holders may obtain free copies of the joint proxy statement/prospectus and other relevant documents filed by KushCo and Greenlane with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the companies will be available free of charge on their respective websites at www.kushco.com and www.gnln.com.
Participants in Solicitation
This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction with Greenlane. KushCo, Greenlane and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed merger. Information about the directors and executive officers of KushCo is set forth in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on December 28, 2020. Information about the directors and executive officers of Greenlane is set forth in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 24, 2020. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
No Offer or Solicitation
This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.